SEASONS SERIES TRUST

Supplement to the Statutory Prospectus Dated July 30, 2012

Effective immediately, for the following portfolio:

Focus Value Portfolio (the “Portfolio”) in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Third Avenue Management, LLC (“Third Avenue”), is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Michael Lehmann	2013	Portfolio Manager

Victor Cunningham, CFA	2013	Portfolio Manager

In the Management section under Information about the Subadvisers the portfolio manager information for the Portfolio is deleted in its entirety and replaced with the following:

“The Focus Value Portfolio is managed by Michael Lehman and Victor Cunningham, CFA. Mr. Lehman joined Third Avenue as a portfolio manager in 1998. He manages concentrated portfolios made up of the highest conviction stocks from Third Avenue’s value equity, small cap, real estate and international strategies. Mr. Cunningham joined Third Avenue in 2012 as a portfolio manager. Prior to joining Third Avenue, he was founder and owner of Lucid Asset Management from 2006 to 2012. Mr. Cunningham holds the Chartered Financial Analyst designation.”

Dated: June 19, 2013

Version: Combined Master.